UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________
FORM 8-K/A
______________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  May 9, 2012  (May 8, 2012)

ARMOUR Residential REIT, Inc.
 (Exact Name of Registrant as Specified in Its Charter)

Maryland	001-34766	26-1908763
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Ocean Drive, Suite 201 Vero Beach, Florida	32963
(Address of Principal Executive Offices)	(Zip Code)

(772) 617-4340
 (Registrant’s Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

ARMOUR Residential REIT, Inc. (“ARMOUR”) hereby files this current report on Form 8-K/A (the “Amendment No. 1”) to amend the original Form 8-K filed with the Securities and Exchange Commission on May 8, 2012 (the “Original Form 8-K”), for the sole purpose of replacing information provided in the Exhibit 99.1 to the Original Form 8-K. Exhibit 99.1 filed herewith supersedes in its entirety the Exhibit 99.1 previously filed with the Original Form 8-K.

Item 7.01.     Regulation FD Disclosure.

On May 8, 2012, ARMOUR posted on its website, a slide deck presentation, which contains updates on ARMOUR’s financial position, business and operations. Attached as Exhibit 99.1 to this report is the slide deck presentation posted by ARMOUR.

The slide deck presentation attached to this report as Exhibit 99.1 is furnished pursuant to this Item 7.01 and shall not be deemed filed in this or any other filing of ARMOUR under the Securities Exchange Act of 1934, as amended, unless expressly incorporated by specific reference in any such filing.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Slide Deck Presentation, dated May 8, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMOUR RESIDENTIAL REIT, INC.

Dated: May 9, 2012	By:	/s/ Jeffrey J. Zimmer
	Name:	Jeffrey J. Zimmer
	Title:	Co-Chief Executive Officer, President, Co-Vice Chairman and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Slide Deck Presentation, dated May 8, 2012